Exhibit 10.2

CDN.$1,500,000,000 NON-REVOLVING TERM CREDIT FACILITY

FIRST AMENDING AGREEMENT MADE AS OF AUGUST 26, 2015 TO THE CREDIT

AGREEMENT MADE AS OF MAY 15, 2015

BETWEEN

ENBRIDGE INC.

as Borrower

AND

THE FINANCIAL INSTITUTIONS AND OTHER PERSONS

SET FORTH ON SCHEDULE A HERETO,

and such other persons

as become parties hereto as lenders,

as Lenders

AND

THE TORONTO-DOMINION BANK

as Agent of the Lenders

The Toronto-Dominion Bank, Royal Bank of Canada, National Bank of Canada

and Bank of Montreal

as Joint Book Runners

The Toronto-Dominion Bank, Royal Bank of Canada, National Bank of Canada

and Bank of Montreal

as Co-Lead Arrangers

The Toronto-Dominion Bank

as Administrative Agent

Sumitomo Mitsui Banking Corporation of Canada

as Syndication Agent

HSBC Bank USA, N.A., Bank of America, N.A., Canada Branch, Société Généralé,

Mizuho Bank, Ltd. and The Bank of Nova Scotia

as Documentation Agents

FIRST AMENDING AGREEMENT

THIS AGREEMENT is made as of August 26, 2015

BETWEEN:

ENBRIDGE INC., a corporation subsisting under the laws of Canada (hereinafter referred to as the “Borrower”),

OF THE FIRST PART,

- and -

THE FINANCIAL INSTITUTIONS SET FORTH ON THE SIGNATURE PAGES HEREOF UNDER THE HEADING “LENDERS:” (hereinafter sometimes collectively referred to as the “Lenders” and sometimes individually referred to as a “Lender”),

OF THE SECOND PART,

-and-

THE TORONTO-DOMINION BANK, a Canadian chartered bank, as agent of the Lenders (hereinafter referred to as the “Agent”),

OF THE THIRD PART.

WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.	Interpretation

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“Credit Agreement” means the credit agreement made as of May 15, 2015 between the Borrower, the Lenders and the Agent.

“First Amending Agreement” means this First Amending Agreement.

1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3 The division of this First Amending Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this First Amending Agreement. The terms “this First Amending Agreement”, “hereof”, “hereunder” and similar expressions refer to this First Amending Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4 This First Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

2.	Amendments and Supplements

2.1 Provision of Unconsolidated Annual Financial Statements. Section 9.1(b) of the Credit Agreement is hereby amended to delete Section 9.1(b)(iii) in its entirety and to add the following as Sections 9.1(b)(iii) and 9.1(b)(iv):

“(iii) Unconsolidated Annual Financials – as soon as available, and in any event, within 90 days after the end of each of its fiscal years, copies of unaudited annual financial statements for the Borrower on an unconsolidated basis consisting of a statement of financial position, statement of earnings and statement of cash flows for each such year, together with the notes thereto, all prepared in accordance with GAAP consistently applied; and

(iv) Compliance Certificate – concurrently with furnishing the financial statements pursuant to Sections 9.1(b)(i), (ii) or (iii), a Compliance Certificate from the Borrower.”

2.2 Minimum Consolidated Shareholders’ Equity. The text of Section 9.3(a) of the Credit Agreement is hereby deleted in its entirety and replaced with “[reserved]”.

2.3 Issue Test Replaced by Maintenance Test. Section 9.3(b) of the Credit Agreement is hereby deleted in it is entirety and replaced with the following:

“(b)	Maintenance Test

The Borrower shall maintain, as of the last day of each Fiscal Quarter, a ratio of Consolidated Funded Obligations to Maintenance Test Total Consolidated Capitalization of no more than 75%. For the purposes of this Section 9.3(b), the principal of all Consolidated Funded Obligations or Subordinated Debt which is payable or will be payable in a foreign currency shall be converted to Canadian Dollars at the noon rate of exchange for Canadian interbank transactions on the date which Maintenance Test Total Consolidated Capitalization is determined.”

2.4 Replacement of Definition of Issue Test Total Consolidated Capitalization. In Section 1.1 of the Credit Agreement and in all other places where they appear in the Credit Agreement, the words “Issue Test Total Consolidated Capitalization” are hereby replaced with the words “Maintenance Test Total Consolidated Capitalization”.

2.5 Exchange and Confidentiality of Information. Section 14.1(2) of the Credit Agreement is hereby amended by revising Section 14.1(2)(e) to delete the phrase “a participation” in the third line thereof and replace same with the phrase “an actual or prospective assignment of or participation”.

3.	Representations and Warranties

The Borrower hereby represents and warrants as follows to each Lender and the Agent and acknowledges and confirms that each Lender and the Agent is relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)	It is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation or creation and has all the requisite corporate capacity, power and authority to carry on its business as presently conducted and to own its property; and

(ii)	It has the requisite corporate capacity, power and authority to execute and deliver this First Amending Agreement.

(b)	Authorization; Enforceability

It has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this First Amending Agreement, and this First Amending Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding-up, insolvency, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction with respect thereto.

The representations and warranties set out in this First Amending Agreement shall survive the execution and delivery of this First Amending Agreement and the making of each Drawdown, notwithstanding any investigations or examinations which may be made by the Agent, the Lenders or Lenders’ Counsel. Such representations and warranties shall survive until the Credit Agreement has been terminated.

4.	Conditions Precedent

The amendments and supplements to the Credit Agreement contained herein shall be effective upon, and shall be subject to, the Agent having received all executed counterparts to this First Amending Agreement.

5.	Confirmation of Credit Agreement and other Documents

The Credit Agreement and the other Documents to which the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this First Amending Agreement, shall be and continue to be in full force and effect and the Credit Agreement, as amended and supplemented by this First Amending Agreement, and each of the other Documents to which the Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective upon satisfaction of the conditions precedent set forth in Section 4 hereof. This First Amending Agreement shall constitute a Document for purposes of the Credit Agreement and the other Documents. The execution, delivery and effectiveness of this First Amending Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Documents, nor constitute a waiver of any provision of any of the Documents.

6.	Further Assurances

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this First Amending Agreement.

7.	Counterparts

This First Amending Agreement may be executed in any number of counterparts and delivered by facsimile or other means of electronic communication, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this First Amending Agreement to produce or account for more than one such counterpart.

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IN WITNESS WHEREOF the parties hereto have executed this First Amending Agreement as of the date first above written.

ENBRIDGE INC.

Per:	/s/ Tyler W. Robinson
Name: Tyler W. Robinson
Title: Vice President & Corporate Secretary

Per:	/s/ Patrick Murray
Name: Patrick Murray
Title: VP Treasury

LENDERS:

THE TORONTO-DOMINION BANK

Per:	/s/ David Radomsky
Name: David Radomsky
Title: Director

Per:	/s/ Glen Cameron
Name: Glen Cameron
Title: Director

ROYAL BANK OF CANADA

Per:	/s/ Sonia G. Tibbatts
Name: Sonia G. Tibbatts
Title: Authorized Signatory

Per:
Name:
Title:

NATIONAL BANK OF CANADA

Per:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

Per:	/s/ John Niedermier
Name: John Niedermier
Title: Authorized Signatory

BANK OF MONTREAL

Per:	/s/ Ebba Jantz
Name: Ebba Jantz
Title: Director

Per:	/s/ Jennifer Guo
Name: Jennifer Guo
Title: Associate

SUMITOMO MITSUI BANKING CORPORATION OF CANADA

Per:	/s/ Makoto Oko
Name: Makoto Oko
Title: Senior Vice President

Per:
Name:
Title:

HSBC BANK USA, N.A.

Per:	/s/ Alexander Rea
Name: Alexander Rea
Title: Senior Vice President Multinationale #19168

Per:
Name:
Title:

BANK OF AMERICA, N.A., CANADA BRANCH

Per:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

Per:
Name:
Title:

SOCIÉTÉ GÉNÉRALÉ

Per:	/s/ Yao Wang
Name: Yao Wang
Title: Director

Per:
Name:
Title:

MIZUHO BANK, LTD.

Per:	/s/ Brad C. Crilly
Name: Brad C. Crilly
Title: Senior Vice President

Per:
Name:
Title:

THE BANK OF NOVA SCOTIA

Per:	/s/ John Hunt
Name: John Hunt
Title: Managing Director

Per:	/s/ Blair Graves
Name: Blair Graves
Title: Associate

DNB CAPITAL LLC

Per:	/s/ Joe Hykle
Name: Joe Hykle
Title: Senior Vice President

Per:	/s/ Andrea Ozbolt
Name: Andrea Ozbolt
Title: First Vice President

CAISSE CENTRALE DESJARDINS

Per:	/s/ Oliver Sumugod
Name: Oliver Sumugod
Title: Director

Per:	/s/ Matt van Remmen
Name: Matt van Remmen
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

Per:	/s/ Lucie Campos Caresmel
Name: Lucie Campos Caresmel
Title: Director

Per:	/s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

CITIBANK CANADA

Per:	/s/ Jonathan Cain
Name: Jonathan Cain
Title: Authorized Signatory

Per:
Name:
Title:

BNP PARIBAS

Per:	/s/ Evan Ivanov
Name: Evan Ivanov
Title: Director

Per:	/s/ Zainuddin Ahmed
Name: Zainuddin Ahmed
Title: Vice President

ALBERTA TREASURY BRANCHES

Per:	/s/ Tyler Maiden
Name: Tyler Maiden
Title: Director, Energy

Per:	/s/ Craig Mathison
Name: Craig Mathison
Title: Associate Director

AGENT:

THE TORONTO-DOMINION BANK, in its capacity as the Agent

Per:	/s/ Feroz Haq
Name: Feroz Haq
Title: Director, Loans Syndications - Agency